EXHIBIT 10.1

FORM OF SECURITIES PURCHASE AGREEMENT

          This Securities Purchase Agreement (this “Agreement”) is dated as of __________ ___, 2010 among iBio, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

          WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, shares of common stock of the Company and an equal number of warrants to purchase common stock of the Company, as more fully described in this Agreement.

          NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I
DEFINITIONS

          1.1. Definitions. In addition to the terms defined elsewhere in this Agreement the following terms have the meanings set forth in this Section 1.1:

          “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

          “Board of Directors” means the board of directors of the Company.

          “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

          “Closing” or “Closings” means the closing of the purchase and sale of the Securities pursuant to Section 2.2.

          “Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the applicable Purchase Amount and (ii) the Company’s obligations to deliver the applicable Securities have been satisfied or waived.

          “Commission” means the Securities and Exchange Commission.

          “Common Stock” means the common stock of the Company, par value $0.001 per share.

          “Company Counsel” means Andrew Abramowitz, PLLC, with offices located at 565 Fifth Avenue, 9th Floor, New York, New York 10017.

          “Disclosure Schedules” shall have the meaning ascribed to such term in Section 3.1.

          “Effective Date” means the date that the initial Registration Statement filed by the Company pursuant to the Registration Rights Agreement is first declared effective by the Commission.

          “Escrow Agent” shall mean Signature Bank, with offices located at 261 Madison Ave, New York, New York 10016.

          “Escrow Agreement” shall mean the escrow agreement entered into prior to or on the date hereof, by and among the Company and the Escrow Agent pursuant to which the Purchasers shall deposit Purchase Amounts with the Escrow Agent to be applied to the transactions contemplated hereunder.

          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          “Financial Statements” shall have the meaning assigned to such term in Section 3.1(m).

          “June Registration Statement” shall have the meaning assigned to such term in Section 3.2(e).

          “Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other similar restriction.

          “Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

          “Noble Financial” shall have the meaning assigned to such term in Section 3.1(n).

          “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          “Placement Agent” shall have the meaning assigned to such term in Section 3.2(h).

          “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          “Purchase Amount” means, as to each Purchaser, the aggregate amount to be paid for Securities purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Purchase Amount,” in United States dollars and in immediately available funds.

          “Registration Rights Agreement” means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit A attached hereto.

          “Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Shares, and the shares of Common Stock underlying the Warrants, by each Purchaser as provided for in the Registration Rights Agreement.

          “Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

          “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          “SEC Documents” shall have the meaning ascribed to such term in Section 3.1(m).

          “Securities” means, collectively, the Shares and the Warrants.

          “Shares” means the shares of Common Stock sold to each Purchaser pursuant to this Agreement.

          “Subsidiary” means any direct or indirect subsidiary of the Company and shall, where applicable, include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

          “Trading Day” means a day on which the New York Stock Exchange is open for trading.

          “Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: NYSE Amex Equities, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange or the OTC Bulletin Board.

          “Transaction Documents” means this Agreement, the Registration Rights Agreement, the Warrants, the Escrow Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

          “Transfer Agent” means Continental Stock Transfer & Trust Company, the current transfer agent of the Company with a mailing address of 17 Battery Place, New York, New York 10004, and a facsimile number of (212) 509-5150, and any successor transfer agent of the Company.

          “Warrants” means the warrants to purchase shares of Common Stock issued to each Purchaser pursuant to this Agreement, in the form of Exhibit B attached hereto.

ARTICLE II
PURCHASE AND SALE

          2.1. Signing. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, a minimum of $6,000,000 and a maximum of $8,000,000 of Securities. The Closing Date shall be no later than October 29, 2010, which deadline may be extended by up to thirty (30) days upon the mutual written consent of the Company and the Placement Agent. On or prior to the Closing Date, each Purchaser shall deliver (1) to the Escrow Agent, via wire transfer or a certified check, immediately available funds equal to its Purchase Amount and (2) to the Company, this Agreement duly executed by such Purchaser. On or prior to the Closing Date, the Company shall deliver to each Purchaser, this Agreement duly executed by the Company.

          2.2. Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company shall deliver to each Purchaser its respective Securities, as determined pursuant to Section 2.3(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.3 deliverable at the Closing. Upon satisfaction of the conditions set forth in Sections 2.3 and 2.4, the Closing shall occur at the offices of Company Counsel or such other location as the parties shall mutually agree. The parties hereto acknowledge that there may be more than one Closing in connection with transactions contemplated by this Agreement in the event that the conditions to Closing set forth in Section 2.4(a) are not met as to any Purchaser as of the time of the first Closing, in order to allow for the sale of Securities to such Purchaser on a date subsequent to the first Closing; provided, that any subsequent Closings shall occur within ten (10) days of the first Closing.

          2.3. Closing Deliveries.

          (a) On the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)

irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver a certificate evidencing a number of Shares equal to such Purchaser’s Purchase Amount divided by the per share purchase price of $2.00 (the “Purchase Price”), registered in the name of such Purchaser;

(ii)	the Registration Rights Agreement in the form attached hereto as Exhibit A duly executed by the Company;

(iii)

a Warrant in the form attached hereto as Exhibit B duly executed by the Company, exercisable for the number of shares of Common Stock equal to such Purchaser’s Purchase Amount divided by the Purchase Price, with an exercise price equal to $2.20 per share, registered in the name of such Purchaser; and

(iv)	an opinion of Company Counsel, in form and substance satisfactory to the Company and the Placement Agent.

          (b) On or before the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company and the Placement Agent (or, in case of the Purchase Amount, to the Escrow Agent) the following:

(i)	the Registration Rights Agreement duly executed by such Purchaser;

(ii)	the Accredited Investor Questionnaire; and

(ii)	the Purchase Amount.

          2.4. Closing Conditions.

          (a) The obligations of the Company hereunder in connection with the Closing as to any Purchaser are subject to the following conditions being met:

(i)	the accuracy in all material respects on the Closing Date of the representations and warranties of such Purchaser contained herein;

(ii)	all obligations, covenants and agreements of such Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii)	the delivery by such Purchaser of the items set forth in Section 2.3(b) of this Agreement.

(b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i)	the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein;

(ii)	all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)	the delivery by the Company of the items set forth in Section 2.3(a) of this Agreement;

(iv)	there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(v)

from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the

United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

          3.1. Representations and Warranties of the Company. Except as set forth under the corresponding section of the disclosure schedules delivered to the Purchasers concurrently herewith (the “Disclosure Schedules”), attached hereto as Exhibit C, which Disclosure Schedules shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to each Purchaser:

          (a) Subsidiaries. The Company has no Subsidiaries. Any references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded, unless such references are to Subsidiaries formed after the date hereof.

          (b) Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation or default of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

          (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents, to issue the Securities in accordance with the terms hereof and thereof and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including the issuance of the Securities, have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally.

          (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the other transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities) do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations of any Trading Market on which the Common Stock is traded or quoted), or by which any property or asset of the Company or a Subsidiary is bound or affected, except in the cases of conflicts described in clauses (ii) or (iii) that would not have a Material Adverse Effect.

          (e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, including but not limited to the issuance and sale of securities, other than (i) filings required pursuant to the Exchange Act, (ii) the filing with the Commission of the Registration Statement, and (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”) and filings which if not made would not result in a Material Adverse Effect.

          (f) Issuance of the Securities. The Shares, and the shares of Common Stock underlying the Warrants, are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all taxes and charges with respect thereof and free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Securities would not have been issued or sold in violation of any preemptive or similar rights of the holders of any securities of the Company.

          (g) Conduct of Business. The conduct of business by the Company as presently conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein the

Company conducts or proposes to conduct such business, except (i) as such regulation as is applicable to commercial enterprises generally, and (ii) by the U.S. Food and Drug Administration. The Company has obtained all requisite licenses, permits and other governmental authorization necessary to conduct its business as presently, and as proposed to be, conducted, except where the failure to obtain such license, permit or other governmental authorization would not result in a Material Adverse Effect, and the Company has not received any notice of proceedings relating to the revocation or modification of any such license, permit or other governmental authorization.

          (h) Compliance. No default or violation by the Company or, to the best knowledge of the Company, any other party exists in the due performance under any agreement to which the Company is a party or to which any of its assets is subject (collectively, the “Company Agreements”), except for such defaults or violations that would not result in a Material Adverse Effect, and the Company has not received notice of any claim that it is in default or violation of any Company Agreement. The Company is not in violation of any order of any court, arbitrator or governmental body, and is not, and has not been, in violation of any statute, rule or regulation of any governmental authority, except in each case as would not result in a Material Adverse Effect.

          (i) Intellectual Property. The Company owns all right, title and interest in, or possesses adequate and enforceable rights to use, all patents, patent applications, trademarks, trade names, service marks, copyrights, rights, licenses, franchises, trade secrets, confidential information, processes, formulations, software and source and object codes necessary for the conduct of its business (collectively, the “Intangibles”), except for such defects in ownership rights that would not result in a Material Adverse Effect. To the knowledge of the Company, it has not infringed upon the rights of others with respect to the Intangibles and the Company has not received notice that it has or may have infringed or is infringing upon the rights of others with respect to the Intangibles, or any notice of conflict with the asserted rights of others with respect to the Intangibles that could, individually or in the aggregate, have a Material Adverse Effect.

          (j) Anti-Terrorism. Neither the sale of the Securities by the Company nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, the Company is not (a) a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) a person who engages in any dealings or transactions, or be otherwise associated, with any such person. The Company and its subsidiaries are in compliance, in all material respects, with the USA Patriot Act of 2001 (signed into law October 26, 2001).

          (k) Capitalization; Additional Issuances. The issued and outstanding securities of the Company as of October 6, 2010 are as set forth in Schedule 3.1(k) hereto. Except as set forth in Schedule 3.1(k), as of October 6 2010 there are no outstanding agreements or preemptive or similar rights affecting the Company’s Common Stock and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any Common Stock of the Company. Except as set forth in the SEC Reports, the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans. No Person has any right of first refusal, preemptive right, right of participation or any similar right to participate in the transactions contemplated by this Agreement. Except as set forth in Schedule 3.1(k), the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers and other than the Placement Agent as set forth in Section 4.4) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.

          (l) Litigation. Except as disclosed in Schedule 3.1(l), there are no legal proceedings, other than routine litigation incidental to the business, pending or, to the knowledge of the Company, threatened against or involving the Company or any of its respective property or assets, except for proceedings that if determined adversely to the Company would not result in a Material Adverse Effect. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against or involving the Company, except for orders, judgments, injunctions, awards or decrees that would not have a Material Adverse Effect. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any inquiry, investigation or similar proceeding by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

          (m) SEC Reports. The Company has filed all reports required to be filed by it under the Exchange Act, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material)(all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects as to form with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated hereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has advised the Purchasers that a correct and complete copy of each of the SEC Documents (together with all exhibits and schedules thereto and as amended to date) is available at http://www.sec.gov, a website maintained by the Commission where the Purchasers may view the SEC Documents. The financial statements of the Company included in the SEC Documents (the “Financial Statements”) comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in all material respects in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended.

          (n) Brokers. Except for Noble International Investments, Inc. d/b/a Noble Financial Capital Markets, Inc. (“Noble Financial”), the Company has not employed any unaffiliated broker or finder, or incurred any liability for any brokerage or finders fees or any similar fees or commissions in connection with the transactions contemplated by this Agreement.

          (o) Related Party Transactions. Except as disclosed in the SEC Documents, there are no oral or written agreements, understandings or proposed transactions between the Company, on the one hand, and any of the Company’s officers, directors, stockholders, or Employees (as defined below), on the other hand, other than (a) for payment for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company; and (c) for other standard employee benefits made generally available to all Employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). None of the officers, directors or stockholders of the Company or any members of their immediate families are indebted to the Company or, to the Company’s knowledge, have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, except that officers, directors and/or stockholders of the Company may own stock in publicly traded companies which may compete with the Company. To the Company’s knowledge, no officer or director or any stockholder of the Company or any member of their respective immediate families, has, directly or indirectly, an interest in any contract with the Company (other than such contracts as relate to any such person’s ownership of capital stock or other securities of the Company). To the Company’s knowledge, there is no familial or other significant business relationship that exists between or among any Employee of the Company and any customer, supplier, vendor or contractor of the Company. For purposes of this Agreement, “Employee” shall mean any person employed by the Company, whether directly or indirectly, by lease or co-employment arrangement with a third-party or otherwise.

          (p) Title. The Company has good and marketable title to its properties and assets, including the properties and assets reflected in the most recent balance sheet included in the Financial Statements, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (i) those resulting from taxes which have not yet become delinquent, (ii) minor liens and encumbrances that do not detract from the value of the property subject thereto or impair the operations of the Company, and (iii) those that have otherwise arisen in the ordinary course of business. All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company are in good operating condition and repair and are fit and usable for the purposes for which they are being used. The Company is in material compliance with all terms of each lease to which it is a party or is otherwise bound.

          (q) Registration Rights. Except as provided for in the Registration Rights Agreement, and except as disclosed in Schedule 3.1(q), no Person has any right to cause the

Company to effect the registration under the Securities Act of any securities of the Company, which rights are currently not satisfied.

          (r) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

          (s) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports or the draft Annual Report on Form 10-K for the year ended June 30, 2010, attached hereto as Exhibit H, (i) there has been no event, occurrence of development that has had or could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed, or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or its business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one Business Day prior to the date that this representation is made.

          (t) Disclosure. The representations, warranties and other statements contained in this Agreement, the Disclosure Schedules and any other documents provided to the Purchasers do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

          3.2. Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

          (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

          (b) Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

          (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act. Such Purchaser will complete execute an Accredited Investor Questionnaire in the form attached hereto as Exhibit D and deliver the same to the Placement Agent simultaneously with the execution of this Agreement.

          (d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment. Such Purchaser (i) has adequate means of providing for its current needs in the same manner as it would have been able to provide prior to making the investment in the Securities, (ii) has no need for liquidity in this investment, (iii) is aware of and able to bear the risks of this investment for an indefinite period of time and (iv) is presently able to afford a complete loss of such investment.

          (e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement including the Form S-1 Registration Statement filed with the Commission on June 7, 2010 (the “June Registration Statement”).

          (f) Information. Such Purchaser represents that it has access to and has reviewed copies of the Company’s SEC Documents, the June Registration Statement and each of the exhibits attached hereto. Such Purchaser and its attorneys, investment advisors, business advisors, tax advisors and accountants have had sufficient access to all documents and records pertaining to the Company and this proposed investment, including but not limited to the SEC Documents and the exhibits attached hereto. Additionally, such Purchaser and all of its advisors have had the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and other matters pertaining to this investment, and all such questions have been answered to the satisfaction of such Purchaser. Such Purchaser and all of its advisors have had an opportunity to obtain any additional information which the Company possesses, or can acquire without unreasonable effort or expense, necessary to verify the accuracy of the information furnished in the SEC Documents, the June Registration Statement and any exhibits attached hereto.

          (g) Risk/Lack of Market. Such Purchaser recognizes that an investment in the Securities involves significant risks, including, without limitation, those set forth in the SEC Documents, the June Registration Statement and any of the exhibits attached hereto. Such Purchaser has reviewed the Risk Factors attached hereto and made a part hereof as Exhibit E. Such Purchaser acknowledges that the Company’s continued operation is highly dependent upon its ability to raise substantial additional capital and/or increase revenues. No assurance can be given that the Company will be successful in raising any such capital and/or increasing revenues. The failure to raise such capital and/or increase revenues will have a material adverse effect on the Company’s operations and financial condition and on its ability to continue as a going concern. Such Purchaser realizes that it may not be able to sell or dispose of any of the Securities and that no market of any kind (public or private) may be available for any of the Securities at the time such Purchaser elects to sell its Securities. In addition, such Purchaser understands that its right to transfer the Securities will be subject to restrictions contained in applicable federal and state securities laws.

          (h) Indemnification Representations of Purchaser. The representations, warranties and agreements made by such Purchaser herein have been made with the intent that they be relied upon by the Company and Noble Financial, and any of its affiliates, officers, directors, shareholders, managers, employees or agents (the “Placement Agent”) for purposes of this offering. Such Purchaser represents and warrants that none of the representations or warranties made by such Purchaser herein or any Accredited Investor Questionnaire submitted by such Purchaser to the Company (“Purchaser Statements”) contain any false or misleading statement or omit to state a material fact. Such Purchaser shall indemnify the Company and the Placement Agent to the extent the Company or the Placement Agent incurs or suffers any damage, expenses, loss, claim, judgment or liability resulting from the Company’s reliance upon any Purchaser Statements made by such Purchaser.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

          4.1. Transfer Restrictions.

          (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

          (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Shares, and shares of Common Stock underlying the Warrants, in the following form:

          THESE SHARES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

          4.2. Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for general corporate purposes.

          4.3. Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D, with the assistance of the Placement Agent and its counsel, and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

          4.4 Acknowledgement of Placement Agent Fees. Each Purchaser acknowledges that the Company has engaged the Placement Agent. The Company expects to pay commissions to the Placement Agent, a registered broker/dealer firm, as follows:

          (a) At each closing (“Closing”) of any sale of the Securities to purchasers introduced by the Placement Agent, a cash fee equal to (i) 7% for equity or equity-linked securities, (ii) 5% for subordinated debt (including mezzanine debt) securities, and (iii) 3% for senior secured debt securities, of the aggregate gross proceeds received from a sale of the Securities. Additionally, at each Closing of any sale of the Securities, the Placement Agent shall have the right to purchase, for $.0001 each, cashless exercise warrants to purchase common stock equal to the aggregate gross proceeds received from a sale of Securities divided by the Company’s closing stock price at each Closing multiplied by (i) 7% for equity or equity-linked, (ii) 5% for subordinated debt, and (iii) 3% for senior secured debt. Such warrants will have a term of five years and have an exercise price equal to 100% of the Company’s closing stock price at each Closing. Such warrants will be transferable to the Placement Agent’s employees and affiliates. The Placement Agent shall also be granted one time piggyback registration rights with respect to the Securities underlying such warrants. In addition to compensation payable at any Closing, the Placement Agent will be entitled to a warrant exercise fee equal to (i) a cash fee of 4% for the gross proceeds received by the Company for the exercise of any warrants issued to investors in transactions for which the Placement Agent acted as placement agent including the Warrants issued to the Purchasers and (ii) cashless exercise warrants to purchase common stock for $.0001 each, equal to the aggregate gross proceeds received from the exercise of such warrants divided by the Company’s then-current stock price at each exercise multiplied by 4%. Such warrants will have a term of five years and have an exercise price equal to 100% of the Company’s closing stock price at the applicable investor warrant exercise date.

          (b) In accordance with an Advisory Agreement dated June 16, 2010, the Company is paying the Placement Agent a financial advisory fee (“Advisory Fee”) of (i) $15,000 cash for each month for a two-year term, plus (ii) five year cash warrants to purchase 500,000 shares of the Company’s (or its successor’s) common stock exercisable at $1.10 per share (vesting at the rate of 20,000 shares per month, with 20,000 shares previously vested), which, in accordance with that agreement, is transferable to the Placement Agent’s employees and affiliates for which the Placement Agent and its transferees will have one-time piggyback registration rights with respect to the common stock underlying such warrants.

          (c) Whether or not a sale of the Securities occurs, the Company will reimburse the Placement Agent upon demand (accompanied by reasonable supporting documentation), up to a maximum of $10,000 for the reasonable expenses of the Placement Agent incurred in connection with its acting as placement agent in this offering, plus up to a maximum of $1,500 for counsel to the Placement Agent in connection with the “Blue Sky” obligations described in Section 4.3.

          (d) The Placement Agent will have a right of first refusal to act as the exclusive placement agent or underwriter for all offerings involving the sale of the Company’s securities by the Company or any affiliate for a period of 12 months after the final Closing Date, in the event of any sale of Securities pursuant to this Agreement.

          4.5 Acknowledgement of Placement Agent Participation in this Offering. Each Purchaser acknowledges and accepts that the Placement Agent, its partners, managers, members, shareholders, directors, officers, affiliates, employees and agents may participate in making an investment in this offering, and accordingly that such role as a Placement Agent and investor may be an inherent conflict of interest with such Purchaser. The Placement Agent and/or its affiliates are the beneficial owners of more than 1% of the Company’s outstanding shares of Common Stock, as previously disclosed in the June Registration Statement. By execution of this Agreement, each Purchaser hereby waives any potential conflict of interest that may exist as a result of the foregoing.

          4.6 Indemnification by Purchasers. Each Purchaser shall indemnify upon demand the Company and the Placement Agent, and its partners, managers, members, shareholders, directors, officers, employees, agents and any of the affiliates of the foregoing (the “Indemnified Persons”) and hold harmless the Indemnified Persons from and against any and all loss, cost, liability, damages, penalties, actions, suits, and expenses (including reasonable attorneys’ fees and other legal expenses) which may be imposed upon, asserted against, paid or incurred by the Indemnified Persons (except and only to the extent that the same arises solely from gross negligence or willful misconduct on the part of an Indemnified Person) at any time or from time to time in connection with the enforcement of the terms hereof against such Purchaser, or related to the consummation of the transaction contemplated hereby with respect to such Purchaser, including the prosecution or defense of any suit against such Purchaser relating to or arising out of this Agreement, or any default by such Purchaser under this Agreement, including those caused by an Indemnified Person’s negligence (collectively the “Indemnified Liability”); provided, however, that no Purchaser shall be liable for the payment to any Indemnified Person of any portion of such Indemnified Liability resulting from the gross negligence or willful misconduct on the part of an Indemnified Person.

          4.7 Indemnification by Company. The Company shall indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling Persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed or (ii) to the extent, but only to the extent, that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents.

ARTICLE V

MISCELLANEOUS

          5.1. Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated with such Purchaser on or before five (5) days from the date hereof; provided, however, that such termination will not affect the right of any party to sue for any breach by the other party (or parties). In the event of any such termination, the Company shall promptly return (or cause the Escrow Agent to return) the Purchase Amount to such Purchaser in immediately available funds, without any offset or deduction of any sort.

          5.2. Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

          5.3. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

          5.4. Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers of at least a majority in interest of the Securities still held by Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

          5.5. Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities for a period of twelve months.

          5.6. Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect the interpretation of any of the provisions hereof.

          5.7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

          5.8. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

          5.9. Governing Law; Jurisdiction; No Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in The City of West Palm Beach, Florida. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of West Palm Beach, Florida for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of the Transaction Documents.

          5.10. Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

          5.11. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          5.12. Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

          5.13. Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

          5.14. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

          5.15. Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents, and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

          5.16. Expenses. The Company shall bear its own expenses and legal fees incurred on its behalf with respect to the negotiation, execution and consummation of the transaction contemplated by this Agreement and the Transaction Documents, and the Company will pay all of the legal fees and disbursements of a single counsel for all of the Purchasers for work relating to the review and negotiation of the Transaction Documents, upon receipt of itemized statements therefor, up to a maximum payment of $25,000.

          5.17 Exhibits. The parties acknowledge that the following exhibits are attached hereto and made a part hereof:

Exhibit A: Form of Registration Rights Agreement

Exhibit B: Form of Warrant

Exhibit C: Disclosure Schedules

Exhibit D: Accredited Investor Questionnaire

Exhibit E: Risk Factors

Exhibit F: Form 10-K for period ending June 30, 2009

Exhibit G: Form 10-Q for period ending March 31, 2010

Exhibit H: Draft Form 10-K for period ending June 30, 2010

(Signature Pages Follow)

          IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

IBIO, INC.	Address for Notice:

By:	iBio, Inc.

Name: Robert B. Kay	9 Innovation Way, Suite 100
Title: Chief Executive Officer	Newark, DE 19711

Attention: Chief Executive Officer Telephone: (302) 355-0650 Facsimile: (302) 356-1173

With a copy to (which shall not constitute notice):	Andrew Abramowitz, PLLC 565 Fifth Avenue, 9th Floor New York, NY 10017 Attention: Andrew Abramowitz, Esq. Telephone: (212) 972-8882 Facsimile: (212) 972-8883

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASERS FOLLOWS]

[PURCHASER SIGNATURE PAGES TO IBIO SECURITIES PURCHASE AGREEMENT]

          IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ________________________

Signature of Purchaser or Authorized Signatory: ________________________________________________________________________

Name of Authorized Signatory (if applicable): __________________________________________________________________________

Title of Authorized Signatory: _______________________________________________________________________________________

E-mail Address of Purchaser: ________________________

Facsimile Number of Purchaser: ________________________

Address for Notice to Purchaser: ________________________

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Purchase Amount: $ ________________

Shares of Common Stock: ________________ (purchase price of $2.00 per share) (Warrant coverage 100% of such amount)

EIN or Social Security Number: [PROVIDE THIS UNDER SEPARATE COVER]